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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 19, 2004

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                                                 000-30975
(State of Formation)                                    (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
               Omaha, NE                                          68164
(Address of principal executive offices)                        (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      On February 19, 2004, the Company entered into a three-year, $2.75 million convertible note with Laurus Master Fund, Ltd., and on February 20, 2004, the Company appointed Gregory T. Sloma to its Board of Directors. A copy of a press release issued by the Company announcing these events is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release, dated February 24, 2004, announcing fourth quarter and fiscal year results of operations and summary financial position for the registrant's quarter ended December 31, 2003, the signing of a three-year, $2.75 million convertible note with Laurus Master Fund, Ltd., and the appointment of Gregory T. Sloma to the Board of Directors.

Item 12. Results of Operations and Financial Condition.

      On February 24, 2004, Transgenomic, Inc. (the "Company") issued a press release announcing results of operations and summary financial position for the quarter and fiscal year ended December 31, 2003. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSGENOMIC, INC.

                                   By /s/ Michael J. Draper
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                                      Michael J. Draper, Chief Financial Officer

February 24, 2004

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